OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is_________, and I'm calling on behalf of the DWS Enhanced S&P 500 Index Fund.  May I please speak with __________? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of DWS Enhanced S&P 500 Index to be held on October 27, 2008. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello, my name is_________, and I'm calling on behalf of the DWS Enhanced S&P 500 Index.  May I please speak with __________? Briefly, I wanted to be sure you received proxy materials for the special meeting of shareholders of the DWS Enhanced S&P 500 Index Fund to be held on October 27, 2008. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:

I would like to mail you another set of proxy materials. Is your address still (address)?

You should receive your materials within 7 to 10 business days.

Step 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a special meeting of shareholders of the DWS Enhanced S&P 500 Index Fund is scheduled for October 27, 2008. To quickly vote your shares over the telephone, simply call ______. When calling, please refer to record # ___. Representatives are available until 11:00 p.m. Eastern time Monday through Friday and 12pm to 6pm on Saturday and will be happy to assist. Your vote is important! Thank you.

SCENARIO 3:

Step 1:

A. If Shareholder says that they HAVE received the proxy materials:

Have you had a chance to return your proxy card yet?

Step 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If "yes"-follow step 4E. If "no"-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your ___vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms___, you own additional accounts (list accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote all the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms___, you own additional accounts (list accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

Step 1:

A. If Shareholder says that they HAVE received the proxy materials:

Have you had a chance to return your proxy card?

Step 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.___, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If "yes"-follow step 4E. If "no"-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your __vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms___, you own additional accounts (list all accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #_____. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms___, you own additional accounts (list all accounts). Have you received the proxy materials for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!